UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2014

Date of reporting period :	December 1, 2013 — November 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMWX

Putnam Emerging Markets Income Fund

Annual report 11|30|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Emerging Markets
Income Fund

Annual report
11 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	12
Your fund’s expenses	15
Terms and definitions	17
Other information for shareholders	18
Important notice regarding Putnam’s privacy policy	19
Trustee approval of management contract	20
Financial statements	25
Federal tax information	54
Shareholder meeting results	55
About the Trustees	56
Officers	58

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the start of 2015, the U.S. economy appears to be on firm footing. The nation’s unemployment rate has fallen substantially, while gross domestic product expanded in the second and third quarters of 2014. Over the course of 2014, U.S. stocks advanced, and many areas of the bond markets delivered positive results, including tax-exempt bonds, which benefited from solid investor demand.

U.S. consumers are also seeing an unexpected increase in disposable income thanks to the drop in energy prices over the past several months. While supportive of U.S. growth, lower energy prices unfortunately pose economic difficulties to a number of oil-exporting countries. In addition, Europe, China, and Japan are attending to policy measures to help restore economic vigor.

Since the Federal Reserve concluded its quantitative easing program in the fall of 2014, the major policy question for the United States is when the central bank will raise short-term interest rates. A move in mid-2015 appears likely, according to comments from Fed officials. Rising rates could generate a potential headwind for fixed-income securities and markets more broadly.

The first months of the new year may be a good time to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for both the opportunities and the risks in today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

January 12, 2015

Putnam Emerging Markets Income Fund

Pursuing high current income in emerging-market debt

Putnam Emerging Markets Income Fund invests mainly in the bonds of emerging-market governments and companies. These may include both investment-grade and below-investment-grade securities that are denominated in U.S. dollars or in foreign currencies. The fund may also use derivatives — such as futures, options, warrants, and swap contracts — for hedging purposes and to gain exposure to certain markets, rates, or currencies.

As of November 30, 2014, the fund was invested in the debt securities of more than 35 countries across Asia, Africa, Eastern Europe, and Latin America.

● **Country exposures as of November 30, 2014.**

Diversification benefits

The most established form of emerging-market debt (EMD) investing — hard (or developed-market) currency debt — is just one area of potential opportunity. Another is local currency debt, which is increasingly issued by governments and corporate entities as their local bond markets develop and grow. This growth has helped put EMD on the radar of many investors.

The fund's investment universe

Hard-currency sovereign debt
The most established form of emerging-market debt
Putnam Emerging Markets Income Fund
Corporate debt
Active management in both hard and local currency offers significant return opportunities
Local-currency sovereign debt
A newer, growing area of the emerging-market debt universe

Active management

Putnam's veteran fund managers have experience investing in emerging markets using fundamental research and top-down macroeconomic analysis.

Kevin F. Murphy
Portfolio Manager
Putnam Emerging Markets Income Fund

2 Emerging Markets Income Fund

Emerging Markets Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 11/30/14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

4     Emerging Markets Income Fund

Interview with your fund’s portfolio manager

Kevin F. Murphy

Emerging-market debt [EMD] had a strong run through the first six months of the year ended November 30, 2014, but encountered more difficult conditions in the period’s second half. What hindered the performance of the asset class?

One key factor was a divergence between the economic fortunes of the United States and the rest of the world. While investors were generally optimistic about the U.S. recovery, they grew more uncertain about economic health overseas. This divergence prompted investors to move money away from emerging markets and toward the United States. The outflow of investment capital was a major headwind for both emerging-market currencies and EMD.

Another theme was the significant global selloff in crude oil, which put the energy sector and the debt and equity markets of oil-exporting countries under severe pressure. Oil’s slide had a negative impact on Venezuela, which is widely considered to be a riskier asset market, but it also was a drag on more advanced emerging-market economies, such as Mexico. That said, other emerging-market countries, such as South Africa, that are energy importers appeared poised to benefit from sustained lower oil prices toward the end of the period.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/14. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 17.

Emerging Markets Income Fund     5

How did Russia, a large energy producer, weather the effects of declining oil prices, and what effects did Western sanctions against Russia have on its debt markets?

The Russian economy came under significant pressure from lower oil prices, and the situation was made worse by Western sanctions. These two factors shook investor confidence in Russian assets during the period and contributed to a dramatic slide in the value of the ruble relative to other currencies. In addition, some of the sanctions prohibit Russian banks and other companies from issuing new debt in key Western markets. This caused these entities to turn to Russia’s central bank for funding. While Russia has a significant amount of international reserves to keep it afloat, these reserves will not last forever. In general, we think the sanctions have proved to be more effective than the market generally anticipated, and we expect them to continue exerting a powerful effect on Russian government and corporate debt, particularly as the amount of maturing debt is scheduled to rise in 2015.

Energy prices and political developments also affected Brazilian markets during the period. How would you characterize the situation there?

The reelection of the incumbent Brazilian president, Dilma Rousseff, was not received

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 11/30/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities and interest accruals, if any. Holdings and allocations may vary over time.

6     Emerging Markets Income Fund

“Even though economies outside
the United Sates are growing more slowly
than in recent years, the fundamental
creditworthiness of many emerging-
market countries and corporations
appears to be improving.”

Kevin Murphy

as good news by the markets. In general, she is perceived to be less than friendly to corporate interests. During the election, a corruption scandal embroiled one of the largest companies not only in Brazil but also one of the largest in the world: the state-run energy company, Petrobras. A number of government officials with close ties to this company appeared to have lined their pockets with vast sums of money — running into the billions — and the scandal took its toll both on President Rousseff’s popularity and on investor confidence in Brazil’s asset markets.

During the period, we de-emphasized Brazil’s sovereign debt in the portfolio, largely replacing it with corporate debt, including bonds issued by a number of investment-grade banks and public utilities. In effect, we were taking sovereign risk with such exposures, but we preferred to pursue the benefit of higher yields carried by the debt of corporate entities as opposed to government bonds.

Top 10 holdings

HOLDING (percentage of fund's net assets)	SECURITY TYPE	SECTOR/INDUSTRY
Turkey (Republic of) unsec. bonds 9s, 2017 (Turkey) (2.8%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
America Movil SAB de CV sr. unsec. notes 6.45s, 2022 (Mexico) (2.6%)	Corporate bonds and notes	Communication services/ Telecommunications
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina) (2.3%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea) (2.1%)	Corporate bonds and notes	Utilities and power/Natural gas utilities
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5s, 2045 (Brazil) (2.0%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (1.9%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico) (1.8%)	Corporate bonds and notes	Energy/Oil and gas
Slovenia (Republic of) 144A sr. unsec. bonds 5.85s, 2023 (Slovenia) (1.7%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Turkey (Republic of) unsec. bonds 6s, 2041 (Turkey) (1.7%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s, 2022 (Mexico) (1.7%)	Corporate bonds and notes	Basic materials/Construction

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Income Fund     7

Argentina was another major part of the fund’s Latin American exposure. How did the situation with that country’s technical default on its debt progress during the period?

Not much changed with respect to Argentina since the late spring of 2014. Argentine debt performed well for nearly the entire first half of the fund’s fiscal year, but it began to suffer as a key date approached in June concerning a multiyear legal battle between Argentina and holdout creditors — investors who refused to accept a restructured — and less valuable — form of the country’s debt in the wake of the country’s prior default.

In December 2013, we thought it was likely that the current Argentine government would try to resolve its debt issues by the end of 2014, but by the fall, we began to think it was more likely that the government would let the next administration find a solution. Nevertheless, short-term Argentine debt rallied toward the end of the period, even as the economy trended downward — in tandem with the economy of Brazil, a key export market for Argentina. Despite the volatility and debt-related risk for Argentina, we continue to believe the country represents a positive long-term value to investors and a positive source of idiosyncratic risk for investors in EMD.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings and portfolio credit quality may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

8     Emerging Markets Income Fund

Venezuela, it is widely believed, is in more dire straits than either Brazil or Argentina due to its near-total reliance on oil exports and the country’s limited ability to manage its oil production. The fund is exposed to some short-term and longer-term sovereign and corporate debt in Venezuela. Absent a deeper crisis in Venezuela, we believe the short-term obligations will be met. We think longer-dated Venezuelan bonds, by contrast, may present a serious risk of default. By period-end, these bonds were generally trading at levels lower than their projected loss-recovery value.

How did the use of derivatives impact fund performance?

We employed currency forward contracts in the portfolio to hedge foreign exchange risk and gain exposure to different global currencies. Given the overwhelming strength of the dollar relative to other developed and emerging-market currencies during the period, these derivatives detracted from the fund’s overall return.

Looking forward into 2015, what is your outlook for EMD?

As I’ve discussed, a number of emerging-market countries’ economies have deteriorated, and the plummeting price of oil has become a major obstacle for energy exporters. Moreover, emerging-market currencies have taken a major hit from investors decamping for other safer-seeming markets. This is nowhere more evident than in the Russian ruble, which lost about a third of its value relative to the U.S. dollar in the final six months of the fund’s fiscal period and continued to weaken into December. We do expect U.S. dollar strength to be sustained well into 2015, although we think its rise from current levels may be more moderate than it was in the last six months of 2014. This relative currency strength may function as a headwind to EMD.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Emerging Markets Income Fund     9

In our view, these risks have not diminished the diversifying potential of EMD in the context of a broader bond portfolio. By period-end, EMD offered a yield advantage of approximately 3.75% over U.S. Treasuries, which put it roughly in the middle of investment-grade and high-yield bond spreads. This suggests to us that EMD is neither richly nor cheaply valued. Moreover, for the year ended in November, the absolute return for EMD was not especially weak, which is somewhat surprising given the global currency, commodity, and geopolitical shocks that EMD has endured.

Even though economies outside the United States are growing more slowly than in recent years, the fundamental creditworthiness of many emerging-market countries and corporations appears to be improving. Some countries that formerly struggled under high oil prices, such as Turkey and India, appear to be benefiting economically from oil’s decline. For this and other reasons, we are optimistic about prospects for the asset class in 2015.

In addition, the fund is structured to take advantage of a wide variety of opportunities in the EMD space, from external and local government debt to emerging-market corporate bonds. This flexibility, we believe, puts us in a good position to capitalize on opportunities as they arise.

Thank you, Kevin, for this update on the fund.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Of special interest

Fund dividend decrease

During the period, Putnam Emerging Markets Income Fund decreased its monthly dividend rate from $0.036 per share to $0.032 per share. This decrease in distributable income was primarily a result of the prevailing low interest-rate environment, which led to a decrease in the amount of income earned by the portfolio.

Portfolio Manager Kevin F. Murphy holds a B.S. from Columbia University. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Kevin, your fund’s portfolio managers are Paul D. Scanlon, CFA, and Michael J. Atkin.

10     Emerging Markets Income Fund

IN THE NEWS

The plummeting price of oil, which dropped at least 40% to under $60 per barrel from June to November, has put more money into American consumers’ pockets and is likely to accelerate the pace of the nation’s economic recovery. Savings gained from lower heating and gasoline costs have helped boost consumer confidence across the United States. Prices fell in response to greater oil supplies, combined with reduced energy demand. Domestic oil production has increased due to advanced extraction techniques, like hydraulic fracturing. Overseas, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has been slow to reduce output, instead opting to sell excess reserves at a deep discount to struggling economies in Asia and Europe. Competing on price, however, may put OPEC-member countries at risk of stalling their own economic progress. In Russia and Venezuela, for example, shrinking oil revenue has contributed to weakened local currencies and increased inflationary concerns. In regard to demand, the International Energy Agency revised its global oil consumption outlook downward by 230,000 barrels per day, to 900,000, for 2015.

Emerging Markets Income Fund     11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	–1.50%	–5.44%	–2.74%	–6.41%	–2.78%	–2.78%	–1.90%	–5.09%	–1.08%
Annual average	–0.90	–3.28	–1.64	–3.87	–1.66	–1.66	–1.14	–3.07	–0.64
1 year	5.55	1.33	4.79	–0.21	4.74	3.74	5.29	1.86	5.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/14

	Putnam Emerging Markets Income Blended Index (Equal Weighted)†	Lipper Emerging Markets Hard Currency Debt Funds category average*
Life of fund	0.99%	–0.03%
Annual average	0.59	–0.04
1 year	6.09	5.45

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year and life-of-fund periods ended 11/30/14, there were 210 and 158 funds, respectively, in this Lipper category.

†The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

12     Emerging Markets Income Fund

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 3/27/13 (commencement of operations) to 11/30/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been $9,726 ($9,359 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $9,722 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $9,491. A $10,000 investment in the fund’s class Y shares would have been valued at $9,892.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	–5.56%	–9.34%	–6.75%	–10.25%	–6.78%	–6.78%	–5.94%	–9.00%	–5.15%
Annual average	–3.19	–5.41	–3.88	–5.95	–3.90	–3.90	–3.41	–5.21	–2.96
1 year	1.36	–2.70	0.59	–4.25	0.65	–0.32	1.12	–2.17	1.60

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Emerging Markets Income Fund     13

Fund price and distribution information For the 12-month period ended 11/30/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	12		12	12	12		12
Income	$0.414341		$0.348058	$0.344240	$0.391641		$0.437913
Capital gains	—		—	—	—		—
Return of capital*	$0.005659		$0.004942	$0.004760	$0.005359		$0.006087
Total	$0.420000		$0.353000	$0.349000	$0.397000		$0.444000
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/13	$9.10	$9.48	$9.09	$9.10	$9.10	$9.41	$9.10
11/30/14	9.18	9.56	9.17	9.18	9.18	9.49	9.18
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate 1	4.18%	4.02%	3.40%	3.40%	3.92%	3.79%	4.44%
Current 30-day SEC yield (with expense limitation) 2,3	N/A	3.93	3.32	3.35	N/A	3.66	4.28
Current 30-day SEC yield (without expense limitation) 3	N/A	2.89	2.23	2.27	N/A	2.61	3.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

*See page 54.

1Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2For a portion of the period, the fund had expense limitations, without which returns would have been lower.

3Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

14     Emerging Markets Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year ended 11/30/13*†	1.25%	2.00%	2.00%	1.50%	1.00%
Total annual operating expenses for the fiscal year ended 11/30/13†	2.52%	3.27%	3.27%	2.77%	2.27%
Annualized expense ratio for the six-month period ended 11/30/14‡	1.26%	2.01%	2.01%	1.51%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/15.

†Other expenses have been annualized.

‡For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2014, to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.27	$9.99	$9.98	$7.51	$5.03
Ending value (after expenses)	$985.40	$981.70	$981.40	$984.10	$986.60

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Emerging Markets Income Fund     15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2014, use the following calculation method. To find the value of your investment on June 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.38	$10.15	$10.15	$7.64	$5.11
Ending value (after expenses)	$1,018.75	$1,014.99	$1,014.99	$1,017.50	$1,020.00

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16     Emerging Markets Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Emerging Markets Income Blended Index (Equal Weighted) is equally weighted between one-third JPMorgan Emerging Markets Bond Index Global Diversified, one-third JPMorgan Corporate Emerging Markets Bond Index Diversified, and one-third JPMorgan Government Bond Index — Emerging Markets Global Diversified.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Emerging Markets Income Fund     17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2014, Putnam employees had approximately $501,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18     Emerging Markets Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Emerging Markets Income Fund     19

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

20     Emerging Markets Income Fund

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

Emerging Markets Income Fund     21

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2013. In addition, effective through at least March 30, 2016, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.00% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam

22     Emerging Markets Income Fund

Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the fourth quartile of its Lipper peer group (Lipper Emerging Markets Hard Currency Debt Funds) for the period from the fund’s commencement of operations on March 18, 2013 through December 31, 2013 (the first quartile

Emerging Markets Income Fund     23

representing the best-performing funds and the fourth quartile the worst-performing funds), but because your fund had less than one year of performance, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24     Emerging Markets Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Income Fund     25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from March 27, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Income Fund as of November 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 12, 2015

26     Emerging Markets Income Fund

The fund’s portfolio 11/30/14

CORPORATE BONDS AND NOTES (44.4%)*		Principal amount	Value
Banking (10.7%)
Banco de Credito del Peru 144A sr. unsec. sub. FRN notes 6 1/8s, 2027 (Peru)		$200,000	$215,040
Banco de Credito del Peru/Panama 144A sr. unsec. sub. FRN notes 6 7/8s, 2026 (Peru)		50,000	56,250
Banco do Brasil SA 144A jr. sub. FRB bonds 9 1/4s, perpetual maturity (Brazil)		200,000	205,861
Banco Nacional de Costa Rica 144A sr. unsec. notes 4 7/8s, 2018 (Costa Rica)		200,000	202,500
Caixa Economica Federal 144A sr. unsec. unsub. notes 4 1/4s, 2019 (Brazil)		150,000	148,875
State Bank of India/London 144A sr. unsec. unsub. notes 4 1/8s, 2017 (India)		200,000	209,514
VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s, perpetual maturity (Russia)		200,000	163,250
Yapi ve Kredi Bankasi AS 144A unsec. sub. notes Ser. 144A, 5 1/2s, 2022 (Turkey)		200,000	195,108
			1,396,398
Basic materials (4.5%)
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s, 2022 (Mexico)		200,000	228,000
Fibria Overseas Finance, Ltd. company guaranty sr. unsec. notes 5 1/4s, 2024 (Brazil)		150,000	150,750
Mexichem SAB de CV 144A sr. unsec. notes 4 7/8s, 2022 (Mexico)		200,000	208,400
			587,150
Capital goods (0.9%)
Embraer Overseas, Ltd 144A company guaranty sr. unsec. notes 5.696s, 2023 (Brazil)		111,000	119,186
			119,186
Coal (1.1%)
Indo Energy Finance II BV 144A company guaranty sr. notes 6 3/8s, 2023 (Indonesia)		200,000	150,000
			150,000
Communication services (4.2%)
America Movil SAB de CV sr. unsec. notes 6.45s, 2022 (Mexico)	MXN	4,700,000	334,839
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		$200,000	205,000
			539,839
Consumer cyclicals (2.4%)
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)		80,000	83,200
Grupo Televisa SAB sr. unsec. unsub. notes Ser. EMTN, 7 1/4s, 2043 (Mexico)	MXN	2,000,000	123,663
Hutchison Whampoa International 12, Ltd. 144A company guaranty unsec. sub. FRB bonds 6s, perpetual maturity (Cayman Islands)		$100,000	106,500
			313,363
Consumer staples (2.5%)
JBS Investments GmbH 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Austria)		200,000	217,000
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)		100,000	106,750
			323,750

Emerging Markets Income Fund     27

CORPORATE BONDS AND NOTES (44.4%)* cont.		Principal amount	Value
Financial (1.4%)
Morgan Stanley sr. unsec. notes 11 1/2s, 2020 (Brazil)	BRL	470,000	$187,097
			187,097
Oil and gas (11.5%)
Ecopetrol SA sr. unsec. unsub. notes 7 5/8s, 2019 (Colombia)		$50,000	59,375
KazMunayGas National Co., JSC 144A sr. unsec. bonds 6 3/8s, 2021 (Kazakhstan)		200,000	217,240
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)		200,000	171,553
Nexen Energy ULC sr. unsec. unsub. notes 6.4s, 2037 (Canada)		100,000	125,053
Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022 (Indonesia)		200,000	206,000
Petrobras International Finance Co. SA (PIFCO) company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)		200,000	199,136
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)		5,000	3,006
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)		50,000	21,200
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)		173,000	121,100
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)		35,000	14,700
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)		200,000	230,430
Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes 9 3/4s, 2019 (Trinidad)		100,000	123,600
			1,492,393
Real estate (1.5%)
Country Garden Holdings Co., Ltd. 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2023 (China)		200,000	196,500
			196,500
Transportation (0.8%)
DP World Sukuk, Ltd. 144A unsec. bonds 6 1/4s, 2017 (Cayman Islands)		100,000	109,500
			109,500
Utilities and power (2.9%)
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec. unsub. notes 6 7/8s, 2019 (Brazil)		100,000	106,680
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea)		200,000	276,122
			382,802
Total corporate bonds and notes (cost $6,188,977)			$5,797,978

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (36.7%)*	Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †	$280,408	$250,544
Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina) (In default) †	25,000	23,063
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)	364,530	301,831
Bahamas (Commonwealth of) 144A sr. unsec. notes 5 3/4s, 2024 (Bahamas)	200,000	214,258

28     Emerging Markets Income Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (36.7%)* cont.		Principal amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5s, 2045 (Brazil)		$260,000	$258,394
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		200,000	188,000
Columbia (Republic of) sr. unsec. notes 4 3/8s, 2023 (Colombia)	COP	300,000,000	121,630
Eskom Holdings SOC, Ltd. 144A sr. unsub. notes 5 3/4s, 2021 (South Africa)		$200,000	207,540
Financing of Infrastructural Projects State Enterprise 144A sr. unsec. bonds 9s, 2017 (Ukraine)		200,000	152,000
Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		29,000	30,761
Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		130,870	129,561
Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	198,000	224,375
Hungary (Government of) sr. unsub. notes 6 1/4s, 2020 (Hungary)		$100,000	113,032
Malaysia (Federation of) sr. unsec. notes 3.492s, 2020 (Malaysia)	MYR	675,000	196,541
Peru (Republic of) sr. unsec. bonds 8 3/4s, 2033 (Peru)		$75,000	117,812
Peru (Republic of) 144A sr. unsec. notes 6.9s, 2037 (Peru)	PEN	350,000	126,843
Petroleos Mexicanos 144A GDN company guaranty sr. unsec. unsub. notes 7.65s, 2021 (Mexico)	MXN	11,000	84,787
Philippines (Republic of) sr. unsec. unsub. bonds 6 3/8s, 2034 (Philippines)		$150,000	200,151
Poland (Republic of) unsec. bonds 5 1/4s, 2020 (Poland)	PLN	500,000	174,566
Russia (Federation of) unsec. bonds 8.15s, 2027 (Russia)	RUB	5,000,000	83,648
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		$147,375	161,744
Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2024 (Serbia)		42,912	43,906
Slovenia (Republic of) 144A sr. unsec. bonds 5.85s, 2023 (Slovenia)		200,000	228,520
South Africa (Republic of) unsec. bonds Ser. 2023, 7 3/4s, 2023 (South Africa)	ZAR	2,000,000	185,303
Turkey (Republic of) unsec. bonds 9s, 2017 (Turkey)	TRY	800,000	370,617
Turkey (Republic of) unsec. bonds 6s, 2041 (Turkey)		$200,000	228,224
Ukraine (Government of) 144A sr. unsec. unsub. bonds 6.58s, 2016 (Ukraine)		100,000	77,770
Venezuela (Republic of) sr. unsec. unsub. notes 12 3/4s, 2022 (Venezuela)		150,000	101,313
Vietnam (Government of) 144A sr. unsec. bonds 4.8s, 2024 (Vietnam)		200,000	204,000
Total foreign government and agency bonds and notes (cost $5,243,718)			$4,800,734

SHORT-TERM INVESTMENTS (17.9%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.09% L	Shares 2,310,172	$2,310,172
U.S. Treasury Bills with effective yields ranging from 0.03% to 0.04%, December 4, 2014 #	$25,000	25,000
Total short-term investments (cost $2,335,172)		$2,335,172

TOTAL INVESTMENTS
Total investments (cost $13,767,867)	$12,933,884

Emerging Markets Income Fund     29

Key to holding’s currency abbreviations
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand
Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDN	Global Depository Notes: represents ownership of foreign securities on deposit with a custodian bank
JSC	Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2013 through November 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $13,071,929.
†	Non-income-producing security.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $2,099,011 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

30     Emerging Markets Income Fund

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	18.0%
Brazil	11.5
Mexico	10.0
Turkey	6.1
Argentina	5.9
Russia	4.5
Peru	4.0
South Africa	3.0
Indonesia	2.8
South Korea	2.1
Venezuela	2.0
Ukraine	1.8
Slovenia	1.8
Greece	1.7
Kazakhstan	1.7
Austria	1.7
Cayman Islands	1.7
Bahamas	1.7
India	1.6
Jamaica	1.6
Vietnam	1.6
Costa Rica	1.6
Philippines	1.5
Malaysia	1.5
China	1.5
Colombia	1.4
Poland	1.3
Ghana	1.2
Canada	1.0
Trinidad	1.0
Hungary	0.9
Serbia	0.3
Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $5,598,165)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Chinese Yuan (Offshore)	Buy	2/13/15	$93,500	$93,700	$(200)
	Colombian Peso	Buy	1/21/15	220	240	(20)
	Colombian Peso	Sell	1/21/15	220	238	18
	Peruvian New Sol	Sell	1/21/15	69,191	69,045	(146)
	South Korean Won	Buy	2/13/15	3,377	1,944	1,433
Barclays Bank PLC
	Australian Dollar	Sell	1/21/15	45,870	46,832	962
	Chinese Yuan (Offshore)	Buy	2/13/15	181,531	182,200	(669)
	Czech Koruna	Buy	12/17/14	40,986	42,224	(1,238)
	Czech Koruna	Sell	12/17/14	40,986	43,266	2,280
	Mexican Peso	Sell	1/21/15	71,006	73,351	2,345
	Polish Zloty	Buy	12/17/14	89,326	93,672	(4,346)
	South African Rand	Buy	1/21/15	199,750	199,339	411
	South Korean Won	Sell	2/13/15	92,338	93,910	1,572
	Turkish Lira	Buy	12/17/14	14,544	11,869	2,675

Emerging Markets Income Fund     31

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $5,598,165) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Citibank, N.A.
	Brazilian Real	Buy	1/5/15	$182,999	$190,952	$(7,953)
	Chilean Peso	Buy	1/21/15	8,810	8,963	(153)
	Chilean Peso	Sell	1/21/15	8,810	9,288	478
	Thai Baht	Buy	2/13/15	265,167	266,026	(859)
Credit Suisse International
	Australian Dollar	Buy	1/21/15	81,735	85,325	(3,590)
	Australian Dollar	Sell	1/21/15	81,735	83,562	1,827
	Indian Rupee	Buy	2/13/15	81,819	82,850	(1,031)
	Japanese Yen	Buy	2/13/15	162	163	(1)
	Japanese Yen	Sell	2/13/15	162	169	7
	Mexican Peso	Buy	1/21/15	48,935	50,623	(1,688)
	Mexican Peso	Sell	1/21/15	48,935	50,358	1,423
	Philippine Peso	Buy	2/13/15	15,514	15,485	29
	South African Rand	Buy	1/21/15	100,958	98,708	2,250
	South African Rand	Sell	1/21/15	100,958	102,682	1,724
	Turkish Lira	Buy	12/17/14	86,229	83,893	2,336
	Turkish Lira	Sell	12/17/14	86,229	84,575	(1,654)
Deutsche Bank AG
	Polish Zloty	Buy	12/17/14	120,596	121,926	(1,330)
	Romanian Leu	Buy	12/17/14	94,946	97,999	(3,053)
	Turkish Lira	Buy	12/17/14	142,338	141,901	437
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/21/15	40,613	41,897	(1,284)
	Australian Dollar	Sell	1/21/15	40,613	42,388	1,775
	Chinese Yuan	Buy	2/13/15	94,903	95,053	(150)
	Indonesian Rupiah	Buy	2/13/15	298,681	299,307	(626)
	Nigerian Naira	Buy	1/21/15	54,659	58,865	(4,206)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/21/15	40,359	41,394	(1,035)
	Australian Dollar	Sell	1/21/15	40,359	42,129	1,770
	Brazilian Real	Buy	1/5/15	195,009	202,843	(7,834)
	Brazilian Real	Sell	1/5/15	195,009	199,499	4,490
	Czech Koruna	Buy	12/17/14	40,986	42,221	(1,235)
	Czech Koruna	Sell	12/17/14	40,986	43,275	2,289
	Euro	Sell	12/17/14	244,108	258,002	13,894
	Hungarian Forint	Buy	12/17/14	187,236	191,664	(4,428)
	Malaysian Ringgit	Buy	2/13/15	46,777	47,418	(641)
	Mexican Peso	Sell	1/21/15	17,678	18,876	1,198
	New Taiwan Dollar	Sell	2/13/15	79,223	80,405	1,182

32     Emerging Markets Income Fund

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $5,598,165) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Russian Ruble	Buy	12/17/14	$87,707	$120,712	$(33,005)
	Singapore Dollar	Sell	2/13/15	95,424	95,406	(18)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	1/21/15	45,955	48,054	2,099
	Singapore Dollar	Sell	2/13/15	94,811	95,214	403
State Street Bank and Trust Co.
	Brazilian Real	Buy	1/5/15	157,670	164,339	(6,669)
	Brazilian Real	Sell	1/5/15	157,670	157,722	52
	Chilean Peso	Buy	1/21/15	6,980	7,432	(452)
	Colombian Peso	Buy	1/21/15	158,742	171,112	(12,370)
	Euro	Buy	12/17/14	12,187	12,870	(683)
	Israeli Shekel	Sell	1/21/15	81,002	84,268	3,266
	Mexican Peso	Sell	1/21/15	93,055	94,439	1,384
	New Taiwan Dollar	Buy	2/13/15	4,480	4,548	(68)
	Turkish Lira	Buy	12/17/14	47,446	47,166	280
UBS AG
	Hungarian Forint	Sell	12/17/14	93,668	94,004	336
WestPac Banking Corp.
	Australian Dollar	Buy	1/21/15	81,735	84,815	(3,080)
	Australian Dollar	Sell	1/21/15	81,735	83,550	1,815
Total						$(47,275)

FUTURES CONTRACTS OUTSTANDING at 11/30/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	2	$321,625	Mar-15	$(6,222)
U.S. Treasury Note 2 yr (Long)	4	876,563	Mar-15	992
U.S. Treasury Note 5 yr (Long)	4	477,969	Mar-15	2,336
U.S. Treasury Note 10 yr (Short)	3	381,141	Mar-15	(3,146)
Total				$(6,040)

Emerging Markets Income Fund     33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Corporate bonds and notes	$—	$5,797,978	$—
Foreign government and agency bonds and notes	—	4,800,734	—
Short-term investments	2,310,172	25,000	—
Totals by level	$2,310,172	$10,623,712	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(47,275)	$—
Futures contracts	(6,040)	—	—
Totals by level	$(6,040)	$(47,275)	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

34     Emerging Markets Income Fund

Statement of assets and liabilities 11/30/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $11,457,695)	$10,623,712
Affiliated issuers (identified cost $2,310,172) (Notes 1 and 6)	2,310,172
Cash	28,362
Interest and other receivables	206,822
Receivable for shares of the fund sold	1,171
Receivable from Manager (Note 2)	15,856
Unrealized appreciation on forward currency contracts (Note 1)	58,440
Prepaid assets	11,386
Total assets	13,255,921
LIABILITIES
Payable for shares of the fund repurchased	126
Payable for custodian fees (Note 2)	4,236
Payable for investor servicing fees (Note 2)	2,622
Payable for Trustee compensation and expenses (Note 2)	71
Payable for administrative services (Note 2)	37
Payable for distribution fees (Note 2)	4,458
Payable for auditing and tax fees	54,041
Payable for reports to shareholders	10,135
Payable for variation margin (Note 1)	1,687
Unrealized depreciation on forward currency contracts (Note 1)	105,715
Other accrued expenses	864
Total liabilities	183,992
Net assets	$13,071,929

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,844,316
Undistributed net investment income (Note 1)	28,571
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	88,797
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(889,755)
Total — Representing net assets applicable to capital shares outstanding	$13,071,929
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund     35

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($9,987,786 divided by 1,088,293 shares)	$9.18
	Offering price per class A share (100/96.00 of $9.18)*	$9.56
	Net asset value and offering price per class B share ($70,865 divided by 7,729 shares)**	$9.17
	Net asset value and offering price per class C share ($202,443 divided by 22,045 shares)**	$9.18
	Net asset value and redemption price per class M share ($29,245 divided by 3,186 shares)	$9.18
	Offering price per class M share (100/96.75 of $9.18)†	$9.49
	Net asset value, offering price and redemption price per class Y share ($2,781,590 divided by 303,124 shares)	$9.18
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

36     Emerging Markets Income Fund

Statement of operations Year ended 11/30/14
INVESTMENT INCOME
Interest (net of foreign tax of $289) (including interest income of $694 from investments in affiliated issuers) (Note 6)	$625,338
Total investment income	625,338
EXPENSES
Compensation of Manager (Note 2)	80,163
Investor servicing fees (Note 2)	14,799
Custodian fees (Note 2)	11,568
Trustee compensation and expenses (Note 2)	512
Distribution fees (Note 2)	27,501
Administrative services (Note 2)	254
Amortization of offering costs (Note 1)	35,207
Reports to shareholders	18,815
Auditing and tax fees	65,081
Blue sky expense	52,414
Other	4,775
Fees waived and reimbursed by Manager (Note 2)	(172,294)
Total expenses	138,795
Expense reduction (Note 2)	(10)
Net expenses	138,785
Net investment income	486,553

Net realized gain on investments (Notes 1 and 3)	106,401
Net realized loss on futures contracts (Note 1)	(3,190)
Net realized loss on foreign currency transactions (Note 1)	(84,743)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	13,995
Net unrealized appreciation of investments and futures contracts during the year	26,031
Net gain on investments	58,494
Net increase in net assets resulting from operations	$545,047

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund     37

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 11/30/14	For the period 3/27/13 (commencement of operations) to 11/30/13
Operations:
Net investment income	$486,553	$303,315
Net realized gain (loss) on investments and foreign currency transactions	18,468	(91,963)
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	40,026	(929,781)
Net increase (decrease) in net assets resulting from operations	545,047	(718,429)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(444,067)	(174,435)
Class B	(1,972)	(287)
Class C	(7,065)	(2,047)
Class M	(1,259)	(344)
Class Y	(42,407)	(7,879)
From return of capital
Class A	(6,066)	(66,086)
Class B	(28)	(109)
Class C	(98)	(775)
Class M	(17)	(131)
Class Y	(589)	(2,985)
Increase from capital share transactions (Note 4)	2,605,967	1,397,990
Total increase in net assets	2,647,446	424,483
NET ASSETS
Beginning of year (Note 5)	10,424,483	10,000,000
End of year (including undistributed net investment income of $28,571 and $40,774, respectively)	$13,071,929	$10,424,483

The accompanying notes are an integral part of these financial statements.

38     Emerging Markets Income Fund

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Emerging Markets Income Fund     39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
November 30, 2014	$9.10	.41	.09	.50	(.41)	(.01)	(.42)	$9.18	5.55	$9,988	1.25	4.38	23
November 30, 2013†	10.00	.28	(.95)	(.67)	(.17)	(.06)	(.23)	9.10	(6.68) *	9,521	.85*	2.98*	5*
Class B
November 30, 2014	$9.09	.32	.11	.43	(.35)	—[e]	(.35)	$9.17	4.79	$71	2.00	3.46	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.14)	(.05)	(.19)	9.09	(7.19) *	19	1.36*	2.57*	5*
Class C
November 30, 2014	$9.10	.33	.09	.42	(.34)	—[e]	(.34)	$9.18	4.74	$202	2.00	3.59	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.13)	(.05)	(.18)	9.10	(7.18) *	157	1.36*	2.56*	5*
Class M
November 30, 2014	$9.10	.39	.09	.48	(.39)	(.01)	(.40)	$9.18	5.29	$29	1.50	4.15	23
November 30, 2013†	10.00	.27	(.95)	(.68)	(.16)	(.06)	(.22)	9.10	(6.83) *	20	1.02*	2.87*	5*
Class Y
November 30, 2014	$9.10	.42	.11	.53	(.44)	(.01)	(.45)	$9.18	5.82	$2,782	1.00	4.51	23
November 30, 2013†	10.00	.31	(.96)	(.65)	(.18)	(.07)	(.25)	9.10	(6.52) *	707	.68*	3.35*	5*

* Not annualized.

† For the period March 27, 2013 (commencement of operations) to November 30, 2013.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
November 30, 2014	1.55%
November 30, 2013	1.51

e  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

40	Emerging Markets Income Fund	Emerging Markets Income Fund	41

Notes to financial statements 11/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2013 through November 30, 2014.

Putnam Emerging Markets Income Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of emerging market companies and governments. The fund may invest in bonds denominated in U.S. dollars and bonds that are denominated in foreign currencies. Emerging markets include countries in the JPMorgan Emerging Markets Bond Index Global Diversified or that Putnam Management considers to be equivalent to those countries based on its evaluation of their level of economic development or the size and experience of their securities markets. The fund may invest both in investment-grade and below-investment-grade investments. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions. Putnam Management may also consider the fundamental characteristics of the particular countries in which the fund invests as well as its views on the currencies of those countries when making investment decisions.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Board has formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

42     Emerging Markets Income Fund

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement

Emerging Markets Income Fund     43

of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $56,822 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

44     Emerging Markets Income Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from defaulted bond interest and from distributions in excess. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,986 to decrease undistributed net investment income, $82,757 to decrease paid-in-capital and $84,743 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$249,013
Unrealized depreciation	(1,082,996)
Net unrealized depreciation	(833,983)
Undistributed long-term gain	82,757
Cost for federal income tax purposes	$13,767,867

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $110,010 have been fully amortized on a straight-line basis over a twelve month period as of March 28, 2014. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

Emerging Markets Income Fund     45

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.00% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $6,001 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $166,293 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$13,257
Class B	69
Class C	255
Class M	39
Class Y	1,179
Total	$14,799

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $10 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

46     Emerging Markets Income Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$24,902
Class B	528
Class C	1,923
Class M	148
Total	$27,501

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $781 and $38 from the sale of class A and class M shares, respectively, and received $55 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$3,304,814	$2,363,216
U.S. government securities (Long-term)	—	—
Total	$3,304,814	$2,363,216

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/14		For the period 3/27/13 (commencement of operations) to 11/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	109,211	$1,031,714	41,540	$392,476
Shares issued in connection with reinvestment of distributions	2,601	24,237	18,077	167,544
	111,812	1,055,951	59,617	560,020
Shares repurchased	(69,981)	(655,154)	(9,155)	(84,706)
Net increase	41,831	$400,797	50,462	$475,314

Emerging Markets Income Fund     47

	Year ended 11/30/14		For the period 3/27/13 (commencement of operations) to 11/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	6,777	$62,946	1,110	$11,108
Shares issued in connection with reinvestment of distributions	208	1,939	36	335
	6,985	64,885	1,146	11,443
Shares repurchased	(1,381)	(12,754)	(21)	(190)
Net increase	5,604	$52,131	1,125	$11,253

	Year ended 11/30/14		For the period 3/27/13 (commencement of operations) to 11/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	23,573	$222,332	32,383	$322,201
Shares issued in connection with reinvestment of distributions	764	7,102	295	2,758
	24,337	229,434	32,678	324,959
Shares repurchased	(19,533)	(183,240)	(16,437)	(154,752)
Net increase	4,804	$46,194	16,241	$170,207

	Year ended 11/30/14		For the period 3/27/13 (commencement of operations) to 11/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	1,416	$12,862	1,203	$11,858
Shares issued in connection with reinvestment of distributions	130	1,206	44	406
	1,546	14,068	1,247	12,264
Shares repurchased	(607)	(5,509)	—	—
Net increase	939	$8,559	1,247	$12,264

	Year ended 11/30/14		For the period 3/27/13 (commencement of operations) to 11/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	286,066	$2,657,340	76,638	$728,784
Shares issued in connection with reinvestment of distributions	3,840	35,705	1,163	10,768
	289,906	2,693,045	77,801	739,552
Shares repurchased	(64,431)	(594,759)	(1,152)	(10,600)
Net increase	225,475	$2,098,286	76,649	$728,952

48     Emerging Markets Income Fund

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,013,527	93.1%	$9,304,178
Class B	1,047	13.5	9,601
Class C	1,045	4.7	9,593
Class M	1,053	33.1	9,667

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 18, 2013 and commenced operations on March 27, 2013. Prior to March 27, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued
Class A	$9,960,000	996,000
Class B	10,000	1,000
Class C	10,000	1,000
Class M	10,000	1,000
Class Y	10,000	1,000

Note 6: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$849,938	$3,857,978	$2,397,744	$694	$2,310,172
Totals	$849,938	$3,857,978	$2,397,744	$694	$2,310,172

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	3
Forward currency contracts (contract amount)	$7,500,000

Emerging Markets Income Fund     49

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	58,440	Payables	105,715
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	3,328*	Payables, Net assets — Unrealized depreciation	9,368*
Total		$61,768		$115,083

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$(79,844)	$(79,844)
Interest rate contracts	(3,190)	—	$(3,190)
Total	$(3,190)	$(79,844)	$(83,034)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$15,768	$15,768
Interest rate contracts	(6,040)	—	$(6,040)
Total	$(6,040)	$15,768	$9,728

50     Emerging Markets Income Fund

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Emerging Markets Income Fund     51

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	1,451	10,245	478	9,596	437	1,775	24,823	—	2,502	4,982	336	1,815	58,440
Total Assets	$1,451	$10,245	$478	$9,596	$437	$1,775	$24,823	$—	$2,502	$4,982	$336	$1,815	$58,440
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	1,687	—	—	—	—	1,687
Forward currency contracts#	366	6,253	8,965	7,964	4,383	6,266	48,196	—	—	20,242	—	3,080	105,715
Total Liabilities	$366	$6,253	$8,965	$7,964	$4,383	$6,266	$48,196	$1,687	$—	$20,242	$—	$3,080	$107,402
Total Financial and Derivative Net Assets	$1,085	$3,992	$(8,487)	$1,632	$(3,946)	$(4,491)	$(23,373)	$(1,687)	$2,502	$(15,260)	$336	$(1,265)	$(48,962)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$1,085	$3,992	$(8,487)	$1,632	$(3,946)	$(4,491)	$(23,373)	$(1,687)	$2,502	$(15,260)	$336	$(1,265)

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

52	Emerging Markets Income Fund	Emerging Markets Income Fund	53

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $91,033 as a capital gain dividend with respect to the taxable year ended November 30, 2014, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The return of capital is entirely due to foreign currency losses.

For the reporting period, total interest and dividend income from foreign countries were $578,306, or $0.41 per share (for all classes of shares). Taxes paid to foreign countries were $289, or less than $0.01 per share (for all classes of shares).

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

54     Emerging Markets Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	5,415,154,963	14,207,845
Ravi Akhoury	5,415,184,974	14,177,833
Barbara M. Baumann	5,415,851,291	13,511,517
Jameson A. Baxter	5,415,767,570	13,595,238
Charles B. Curtis	5,415,854,394	13,508,413
Robert J. Darretta	5,416,022,043	13,340,765
Katinka Domotorffy	5,415,419,173	13,943,635
John A. Hill	5,415,885,634	13,477,174
Paul L. Joskow	5,416,010,424	13,352,383
Kenneth R. Leibler	5,415,817,292	13,545,516
Robert E. Patterson	5,415,985,292	13,377,516
George Putnam, III	5,415,959,400	13,403,408
Robert L. Reynolds	5,416,108,530	13,254,278
W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
1,121,949	—	2,953	15,079

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Emerging Markets Income Fund     55

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

56     Emerging Markets Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Emerging Markets Income Fund     57

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

58     Emerging Markets Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Emerging Markets Income Fund     59

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60     Emerging Markets Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Emerging Markets Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

AN120
291785 1/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2014	$60,006	$ —	$5,000	$ —
November 30, 2013*	$60,003	$ —	$5,000	$ —

*	: For the period March 27, 2013 (commencement of operations) to November 30, 2013

For the fiscal years ended November 30, 2014 and November 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,000 and $5,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2014	$ —	$ —	$ —	$ —

November 30, 2013*	$ —	$ —	$ —	$ —

*	: For the period March 27, 2013 (commencement of operations) to November 30, 2013

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2015